UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 22, 2025, First Community Bankshares, Inc. (the “Company”) held its annual shareholders’ meeting. As of February 25, 2025, there were 18,326,672 issued and outstanding shares of Common Stock. A total of 14,153,877 shares of common stock were voted by proxy, with no shares of stock voted in person, representing 77.22% of the shares entitled to be voted. At the meeting, the Company’s shareholders: (i) elected the persons listed below under Proposal 1 to serve as directors of the Company for a term that will continue until the 2028 annual meeting of shareholders; (ii) approved under Proposal 2, the non-binding, advisory vote on executive compensation; (iii) ratified under Proposal 3, the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2025; (iv) under Proposal 4, an amendment to the Corporation's Articles of Incorporation to change the voting requirements for approval of certain corporate transactions and future amendments to the Corporation’s Articles of Incorporation, was not approved by the shareholders because it failed to receive the affirmative vote of the holders of 75% or more of the outstanding shares of the Company's common stock, as required by the Company's Certificate of Incorporation.

The following tables summarize voting results by the Company’s shareholders.

Proposal 1: To elect three (3) directors to serve as members of the Board of Directors Class of 2028.

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Samuel L. Elmore	9,230,187	2,080,768	-	2,842,922
Richard S. Johnson	10,851,661	459,294	-
Beth A. Taylor	11,173,241	137,714	-

Proposal 2: Non-binding, advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,984,137	275,111	51,707	2,842,922

Proposal 3: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,638,130	487,294	28,453	-

Proposal 4: To approve an amendment to the Corporation’s Articles of Incorporation to change the voting requirements for approval of certain corporate transactions and future amendments to the Corporation’s Articles of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,193,844	101,454	15,657	2,842,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	April 24, 2025	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer